Exhibit 99.1

March 3, 2026

PERSONAL AND CONFIDENTIAL

Dr. Steve N. Slilaty, Chief Executive Officer Sunshine Biopharma, Inc.

333 Las Olas Way CU4 Suite 433

Fort Lauderdale, FL 33301 United States

Re: SBFM | Aegis | Warrant Solicitation Transaction

Dear Dr. Slilaty:

The purpose of this engagement letter is to outline our agreement pursuant to which Aegis Capital Corp. (“Aegis”) will act as the warrant solicitation agent in connection with the proposed warrant solicitation transaction (the “Transaction”) by Sunshine Biopharma, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) of its warrants outstanding (the “Securities”). This engagement letter sets forth certain conditions and assumptions upon which the engagement is premised. However, except as expressly provided herein, this engagement letter is not intended to be a binding legal document, as the agreement between the parties hereto on the matters relating to the Offering will be embodied in the Warrant Purchase Agreement. The Company confirms that entry into this Agreement and completion of the Transaction with Aegis will not breach or otherwise violate the Company’s obligations to any other party.

The terms of our agreement in principle are as follows:

1.	Engagement. The Company hereby engages Aegis, for the period beginning on the date hereof and ending on the sooner of (a) three (3) months thereafter or (b) upon completion of the Transaction (the “Engagement Period”), to act as the Company’s warrant solicitation agent and provider of investment banking advisory services. During the Engagement Period or until completion of the Transaction, and as long as Aegis is proceeding in good faith with preparations for the Transaction, the Company agrees not to solicit, negotiate with or enter into any agreement with any other source of financing (whether equity, debt or otherwise), any underwriter, potential underwriter, placement agent, financial advisor, investment banking firm or any other person or entity in connection with an offering or placement of the Company’s debt or equity securities or any other financing by the Company, except for the Company’s existing debt securities holders. Aegis will use its reasonable “best efforts” to induce exercise of Securities in connection with the Transaction on the terms, and subject to the conditions, set forth in the warrant solicitation agreement. Aegis shall use commercially reasonable efforts to assist the Company in effecting the Transaction, but Aegis shall not have any liability to the Company in the event any such inducement is not consummated for any reason. The Company acknowledges that under no circumstances will Aegis be obligated to repurchase any Securities for its own account and, in soliciting exercises of the Securities, Aegis shall act solely as an agent of the Company. The services provided pursuant to this engagement letter shall be on an “agency” basis and not on a “principal” basis.

2.	The Transaction. The Company and Aegis will cooperate in good faith during the Engagement Period to structure a Transaction on such terms as may be acceptable to the parties. The terms of the Transaction will be such as are customary in the then-current market for a similar company in the Company’s industry, with regard to market conditions.

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3.	Compensation. The warrant solicitation fee will be 10.0% of the gross proceeds for all warrants exercised in connection with the Transaction. In addition, the Company will pay an accountable expense allowance of $100,000 for reasonable legal fees and disbursements for Aegis’s counsel.

4.	Information. During the Engagement Period, the Company agrees to cooperate with Aegis and to furnish, or cause to be furnished, to Aegis, any and all information and data concerning the Company that Aegis deems appropriate to advise the Company in connection with a Transaction (the “Information”). Except as contemplated by the terms hereof or as required by applicable law, Aegis will keep strictly confidential all non-public Information concerning the Company provided to Aegis. For the avoidance of doubt, except as otherwise provided herein, all information which is not publicly available relating to the Company’s proprietary technology is proprietary and confidential.

5.	Termination. Notwithstanding anything to the contrary contained herein, the Company agrees that the provisions relating to the payment of fees, reimbursement of expenses, indemnification and contribution, confidentiality, conflicts, independent contractor and waiver of the right to trial by jury will survive any termination or expiration of this engagement letter. Notwithstanding anything to the contrary contained in this engagement letter, in the event that no Transaction is completed for any reason whatsoever during the Engagement Period, the Company shall be obligated to pay to Aegis its actual and accountable out-of-pocket expenses related to the Transaction (including the fees and disbursements of Aegis’s legal counsel). During the engagement hereunder, the Company will not, and will not permit its representatives to, other than in coordination with Aegis, contact or solicit institutions, corporations or other entities or individuals with regard to the Securities. Furthermore, the Company agrees that during Aegis’s engagement hereunder, all inquiries from investors regarding the Securities will be referred to Aegis.

6.	No Third Party Beneficiaries; No Fiduciary Obligations. The Company acknowledges and agrees that: (i) Aegis is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this engagement letter or the retention of Aegis hereunder, all of which are hereby expressly waived; and (ii) Aegis is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, Aegis or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of the companies which may be the subject of the transactions contemplated by this Agreement. During the course of Aegis’s engagement with the Company, Aegis may have in its possession material, non-public information regarding other companies that could potentially be relevant to the Company or the transactions contemplated herein but which cannot be shared due to an obligation of confidence to such other companies.

7.	Indemnification, Advancement & Contribution.

7.1.            Indemnification. The Company agrees to indemnify and hold harmless Aegis, its affiliates and each person controlling Aegis (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of Aegis, its affiliates and each such controlling person (Aegis, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Transaction; or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company also agrees to reimburse and advance each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Section 7.

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7.2.            Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Section 7, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 7 or otherwise to such Indemnified Person. The Company shall, if requested by Aegis, assume the defense of any such action (including the employment of counsel designated by Aegis and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel reasonably acceptable to Aegis for the benefit of Aegis and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by and engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, in which event the Company shall pay the reasonable fees and expenses of one counsel, plus local counsel, for all Indemnified Parties, which counsel shall, if Aegis is a defendant, be designated by Aegis. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of Aegis, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 calendar days following the date of any invoice therefore).

7.3.            Contribution. In the event that a court of competent jurisdiction makes a finding, final beyond right of review, that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to Aegis and any other Indemnified Person, on the other hand, of the matters contemplated by this Section 7 or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and Aegis and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions and non-accountable expense allowance actually received by Aegis in the Transaction. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Aegis on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Aegis agree that it would not be just and equitable if contributions pursuant to this subsection 7.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection 7.3. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to Aegis on the other hand, of the matters contemplated by this Section 7 shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Transaction, whether or not such Transaction is consummated, bears to (b) the commissions paid to Aegis in connection herewith. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

7.4.            Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this engagement letter, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted exclusively from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

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8.	Equitable Remedies. Each party to this engagement letter acknowledges and agrees that

(a) a breach or threatened breach by the Company of any of its obligations under the exclusivity provisions of Section 1 would give rise to irreparable harm to Aegis for which monetary damages would not be an adequate remedy and (b) if a breach or a threatened breach by the Company of any such obligations occurs, Aegis will, in addition to any and all other rights and remedies that may be available to such party at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance of the terms of the exclusivity provisions of Section 1, as applicable, and any other relief that may be available from a court of competent jurisdiction, without any requirement to (i) post a bond or other security, or (ii) prove actual damages or that monetary damages will not afford an adequate remedy. Each party to this engagement letter agrees that such party shall not oppose or otherwise challenge the existence of irreparable harm, the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 8.

9.	Governing Law; Venue. This engagement letter will be deemed to have been made and delivered in the State of New York, USA, and both the binding provisions of this engagement letter and the transactions contemplated hereby will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of Aegis and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the Borough of Manhattan, City of New York, County of New York, State of New York (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the courts located in the City of New York, County of New York and State of New York, in any such suit, action or proceeding. Each of Aegis and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company’s address will be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon Aegis mailed by certified mail to Aegis’s address will be deemed in every respect effective service process upon Aegis, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company agrees that neither Aegis nor its affiliates, and the respective officers, directors, employees, agents and representatives of Aegis, its affiliates and each other person, if any, controlling Aegis or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. Aegis will act under this engagement letter as an independent contractor with duties to the Company.

10.	Miscellaneous. The Company represents and warrants that it has all required power and authority to enter into and carry out the terms and provisions of this engagement letter and the execution, delivery and performance of this engagement letter does not breach or conflict with any agreement, document or instrument to which it is a party or bound. The binding provisions of this engagement letter are legally binding upon and inure to the benefit of both the Company and Aegis and their respective assigns, successors, and legal representatives. If any provision of this engagement letter is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the engagement letter shall remain in full force and effect. This engagement letter may be executed in counterparts (including electronic counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The undersigned hereby consents to receipt of this engagement letter in electronic form and understands and agrees that this engagement letter may be signed electronically. Signatures to this engagement letter transmitted in electronic form will have the same effect as physical delivery of a paper document bearing the original signature, and if any signature is delivered electronically evidencing an intent to sign this engagement letter, such electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this engagement letter by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

If you are in agreement with the foregoing, please sign and return to us one copy of this engagement letter. This engagement letter may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page of SBFM Warrant Solicitation Letter of Engagement Follows]

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[Signature Page of SBFM Warrant Solicitation Letter of Engagement]

Very truly yours,

Aegis Capital Corp.

By: /s/ Robert Eide

Name: Robert Eide

Title: Chief Executive Officer

AGREED AND ACCEPTED:

The foregoing accurately sets forth our understanding and agreement with respect to the matters set forth herein.

Sunshine Biopharma, Inc.

By: /s. Steve N. Slilaty

Name: Steve N. Slilaty

Title: Chief Executive Officer

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